TrimTabs ETF Trust

TrimTabs U.S. Free-Cash-Flow ETF (FCFD)

TrimTabs Intl Free-Cash-Flow ETF (FCFI)

Supplement dated June 15, 2015
to the Prospectus and Statement of Additional Information dated January 15, 2015

1.	All references to the address 3 Harbor Way, Suite 112, Sausalito, CA 94965 are deleted and replaced with 3 Harbor Drive, Suite 112, Sausalito, CA 94965.

2.	In the Statement of Additional Information, the second paragraph under the heading “Investment Advisory Agreement” in the “Investment Management and Other Services” section is deleted and replaced with the following:

The Adviser manages the investment and the reinvestment of the assets of each Fund in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and is a limited liability corporation organized under the laws of Delaware. The address of the Adviser is 3 Harbor Drive, Suite 112, Sausalito, California 94965. The Adviser was founded in 2005 and provides investment advisory services to registered investment companies. As of September 30, 2014, the Adviser managed approximately $137 million. Silk Partners, L.P. (“Silk Partners”) holds a controlling interest in the Adviser through its ownership of an entity holding a majority of the membership units in the Adviser. Silk Partners is an affiliate of Siget NY Partners, L.P., which is involved in the investment management industry.

3.	In the Statement of Additional Information, the tables under the heading “Trustees and Officers” in the “Management of the Funds” section are deleted and replaced with the following:

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Financial Advisor, Wunderlich Securities, Inc. (2005-2014).	2	None
Theodore M. Theodore YOB: 1940	Trustee	Since 2014	Senior Managing Director, Quantitative Analysis Services (2014-present); Managing Partner, HorizonsAdvisory (2012-2014); Co-Chief Investment Officer, Momentum Investment Partners (1989-2012).	2	None
Interested Trustee*
Charles Biderman YOB: 1946	Trustee and President of the Trust	Trustee and President since 2014.	Chairman and Portfolio Manager, TrimTabs Asset Management, LLC (1990-present); Founder and Chief Executive Officer, TrimTabs Investment Research (1990-present) ; President, TrimTabs Index Services, LLC (2014-present).	2	None

* Mr. Biderman is an “interested person,” as defined by the Investment Company Act of 1940, as amended, because of his employment with and ownership interest in TrimTabs.

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years
Minyi Chen YOB: 1983	Vice President	Since 2014	Chief Operating Officer, Chief Financial Officer and Portfolio Manager, TrimTabs Asset Management, LLC (2008-present); Chief Operating Officer, TrimTabs Investment Research (2008-present).
Bernard Frize YOB: 1968	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Director of Compliance and Chief Compliance Officer, Alaric Compliance Services LLC (2007-present).
Jeanette Kirazian YOB: 1961	Principal Financial Officer	Since 2014	Founder, Libertas Accounting Services LLC (2012-present); Chief Financial Officer, Permanens Capital LP (2011-2012); Chief Financial Officer and Chief Compliance Officer, Caravel Management LLC (2009-2011).

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